Canaccord Genuity Growth Conference August 16, 2012 © Exa Corporation. All rights reserved. Exhibit 99.1

Safe Harbor Statement
© Exa Corporation. All rights reserved.

Today’s presentation includes forward-looking statements intended to qualify for the
Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995.These forward-looking statements, including statements regarding our financial expectations, demand for our solutions and growth in our markets, are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those suggested by our forward-looking statements.  These factors include, but are not limited to, the risk factors described in our registration statement on Form S-1, declared effective by the SEC on June 27, 2012. Forward-
looking information in this presentation represents our outlook as of today, and we do not undertake any obligation to update these forward-looking statements.
During today's presentation we may refer to our Adjusted EBITDA and Adjusted
Operating Income. These are non-GAAP financial measures that have been adjusted for certain non-cash and other items, and that are not computed in accordance with generally accepted accounting principles. The GAAP measure most comparable to
Adjusted EBITDA is our net income (loss). The GAAP measure most comparable to
Adjusted Operating Income is our operating income. Reconciliations of our historical
Adjusted EBITDA to our net income (loss) and our Adjusted Operating Income to our operating income are included herein.
.
QUIET PERIOD:  Second Quarter ended July 31, 2012

Initial Public Offering Summary
© Exa Corporation. All rights reserved.

Issuer Exa Corporation
Listing / Ticker NASDAQ / “EXA”
Offering Size $62.8 million
Shares Offered 6.28 million (4.2 million primary and 2.1 million secondary)
Price $10.00
Pricing Date June 28, 2012
Use of Proceeds Working capital & general corporate purposes
Lock-Up Period 180 days
Bookrunner Stifel Nicolaus Weisel
Co-Managers Baird, Canaccord Genuity, Needham

Company Overview
Leading Provider of Software that Enables
Simulation-Driven Product Design
90+
13 of the top 15 passenger
vehicle manufacturers
200+
EBITDA positive past 3 years
Highly recurring and visible
business model
Employees
*FY 2011 – FY 2012
10
HQ in Burlington, MA
Detroit, Japan, Germany,
Korea, France, China

© Exa Corporation. All rights reserved.
Aerodynamics        Thermal        Acoustics
Revenue
Growth*
21%
Global
Offices
Vehicle
Manufacturers
as Customers

Key Investment Highlights
© Exa Corporation. All rights reserved.

Proprietary, Market Leading Technology
Tangible, Immediate Value Proposition
Growing Multi-billion Dollar Market
Opportunity in Transportation Alone
Top-tier Global Customers
Highly-Visible, Consumption-based
Licensing Model
Experienced Management Team

Transportation Market Requirements
© Exa Corporation. All rights reserved.

Efficiency2
Source: EPA
(1) The United States passenger car and light truck CAFE standard continues to rise to 56.2 MPG by 2025
Fewer Prototypes
Increased Automation
Faster Turnaround
Time
Simulation-based
Simulation-based
Design
Design
Aerodynamics
Weight Reduction
New Powertrains
0
10
20
30
40
50
60
1975 1985 1995 2005 2015 2025
U.S. CAFE
(1)

Traditional Development Process
© Exa Corporation. All rights reserved.

Months
Expensive ($bn),
cumbersome
& time-consuming
Brute-force
approach
Design,
Redesign
Build/Rebuild
Physical
Prototype
Test in
Windtunnel,
Analyze
Results

Exa‘s Vehicle Development Process 8 Proprietary Algorithms Geometric Complexity Accurate Results © Exa Corporation. All rights reserved. Days

Global Customer Base © Exa Corporation. All rights reserved. 9 Passenger Vehicle Truck & Off-Highway Supplier/Other Aerospace

The Problem
Reduce joint fleet CO2 to meet global
emissions target by 2020+
Portfolio Diversification
Reduce cost of  prototypes
Enable digital sign-off

© Exa Corporation. All rights reserved.
The Results
Thermal Mgmt & Aerodynamic prototypes
eliminated prior to production tooling release
Further elimination opportunities for
Aeroacoustics & water mgmt in development
How JLR Uses Exa’s PowerFLOW

Customer Engagement Model © Exa Corporation. All rights reserved. 11 Annual Renewals Deeper Deployment Upgrades New Applications Capacity-Based Licensing OnDemand or On Premise

PowerFLOW Product Suite
Simulation Preparation
(User-based License)
Simulation
PowerDELTA
®
Import, sort and organize CAD model
Apply parametric mesh features
Generate surface meshes & check quality
PowerFLOW
®
Automatic fluid discretization
Automatic multi-processor
parallelized simulation
~80% of license revenue
PowerINSIGHT
™
Streamline & automate the
results generation,
analysis, and reporting process
PowerVIZ
®
Analyze results and flow structures
with interactive 3D data
visualization, movies, & graphs
PowerTHERM
®
Fully-coupled 3D
conduction
& radiation solver
PowerCOOL
®
Fully-coupled
cooling system
model
PowerCASE
™
Set up simulation case parameters
& boundary conditions
PowerCLAY
®
Morph mesh real-time
for rapid design iteration
& optimization
PowerACOUSTICS
®
Analyze and predict acoustic noise
transmission to the interior
Design Iterations
Simulation Analysis
(User-based License)
(Consumption-based License)

© Exa Corporation. All rights reserved.

© Exa Corporation. All rights reserved. 13 Why We Win Differentiated Go-to-market Strategy Return on Investment Deep Domain Expertise Faster Turnaround Time Highest Degree of Simulation Accuracy

Customer Case Studies

© Exa Corporation. All rights reserved.
The Problem
Demand for more fuel efficient trucks
Top buying requirement
The Results
24% reduction in aerodynamic drag
12%  improvement in fuel economy
~$5,600  annual fuel savings per vehicle

Customer Case Studies
© Exa Corporation. All rights reserved.

The Problem
Mandatory 90% reduction in nitrous
oxides for heavy vehicles
The Results
Saved product costs by minimizing design changes
Reduced number of physical test stages from
twenty per vehicle design to three
Saved millions of dollars in prototype testing costs
Migrated from physical test processes requiring
more than 60 days to a digital test process
requiring 6 days per iteration

Growth Strategy
© Exa Corporation. All rights reserved.

• Migrating from
physical to digital-
based approaches
• Identify new
applications to
address customer
needs
• Significantly
underpenetrated
• Adjacent markets
• Expanding
presence in BRIC
• Core technology is
extendable to
Aerospace, Oil &
Gas and Power
Generation
among others
• Complementary
businesses &
technologies
Deepen Existing
Customer Base
Enable
Additional
Applications &
Solutions
Add New
Customers in
Ground
Transportation
Penetrate New
Geographies
Explore New
Verticals
Selectively
Pursue
Acquisitions

Ed Furlong Chief Financial Officer © Exa Corporation. All rights reserved.

Key Financial Highlights © Exa Corporation. All rights reserved. 18 Strong, Consistent Revenue Growth Recurring & Predictable Business Model Profitable & Cash Flow Positive Attractive Long-term Model

Consistent Revenue Growth
© Exa Corporation. All rights reserved.

$4.6
$8.0
$12.8
$16.3
$20.3
$28.0
$34.1
$35.6
$37.9
$45.9
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Revenue
$MM (FYE Jan 31)
Note: We changed from a December 31 calendar year-end to a January 31st fiscal year-end at the end of December 2006.

Note:  Please see Appendix for detailed definition and reconciliation of Adjusted EBITDA to the comparable GAAP financial measure of net income
(loss).  We define EBITDA as net income (loss), excluding depreciation and amortization, interest expense, other income (expense), foreign exchange gain (loss) and provision for income taxes. We define Adjusted EBITDA as EBITDA, excluding non-cash share-based compensation expense.
Increasing EBITDA

© Exa Corporation. All rights reserved.
$(3.0) $(5.5)
$5.0 $4.7 $7.1
2008 2009 2010 2011 2012
Adjusted EBITDA
$MM (FY E Jan 31)
(10.6%)
(16.2%)
14.2%
12.3%
15.4%
2008 2009 2010 2011 2012
Adjusted EBITDA Margin
(FYE Jan 31)

Renewals on base capacity
Renewals including upgrades
and expanded capacity
100%
60%+ of our annual revenue was
attributable to contracts in place at
the beginning of the fiscal year
We expect our annual license revenue
renewal rate with capacity expansion
to remain over 100%
We expect to maintain a license
revenue renewal rate in the range of
85% to 100%

© Exa Corporation. All rights reserved.
Highly Recurring & Predictable Model
97%
87%
80%
91%
97%
140%
116%
95%
113%
123%
2008 2009 2010 2011 2012
License Renewal Rate
(FY E Jan 31)
Note: We compute our license revenue renewal rate for any fiscal year by identifying the customers from whom we derived license revenue in the prior fiscal year and dividing the dollar amount of license revenue that we receive in the current fiscal year from those customers by the dollar amount of license revenue we received from them in the prior fiscal year.

64%
100%
12%
4%
20%
Revenue Visibility
(FY E Jan 31)
Renewals New
Licenses
Projects New &
Renewal
Licenses at
Beginning of Year
Annual consumption-based licenses
Increased consumption of simulation
capacity drives growth
Delivered on-premise or on-demand
Ratable revenue recognition
Project revenue is primarily derived
from simulation capacity
10 – 15% of project revenue is in
deferred revenue at beginning of year

© Exa Corporation. All rights reserved.
Revenue Detail
Note:  Revenue visibility percentages are management estimates for fiscal year 2013.

United
States
Japan
Korea
France
Germany
United
Kingdom
Sweden
Other
© Exa Corporation. All rights reserved.

License
Revenue
Project
Revenue
Revenue Mix
84%
16%
License versus Project Revenue
23%
22%
8%
19%
13%
6%
5%
4%
Revenue by Geography
Note: Data as of FY 2012

Managing business with focus on revenue growth with steady
improvement in Adjusted EBITDA margin
Continue to invest in Sales team to deepen customer
penetration and add new customer names
Improve margins due to operating leverage, especially in
R&D and G&A
Targeting mid twenties Adjusted EBITDA margin over time

© Exa Corporation. All rights reserved.
Target Model

Appendix © Exa Corporation. All rights reserved.

© Exa Corporation. All rights reserved.

Revenue
License $26.8 $30.6 $38.7 $10.0
Project 8.8 7.3 7.2 1.3
Total Revenue $35.6 $37.9 $45.9 $11.3
Revenue Growth 4.4% 6.4% 21.1% 10.2%
Operating Expenses
Cost of Revenues 9.9 9.9 12.0 3.2
Sales & Marketing 5.2 6.0 6.1 1.6
Research & Development 12.5 12.6 14.2 4.1
General & Administrative 5.6 6.3 7.9 1.9
Adj. Operating Income $2.3 $3.1 $5.7 $0.5
Adj. EBITDA $5.0 $4.7 $7.1 $1.0
FY 2011 FY 2012 Q1 FY13
Key Financial Metrics
FY 2010
Adj. excludes non-cash, share-based compensation expense of $1.406, $0.281, $0.636, and $0.241 for FY2010, FY2011, FY2012, and Q1 FY2013 respectively.
Please see next slide for detailed definition and reconciliation of Adjusted EBITDA to the comparable GAAP financial measure of net income (loss).

Adjusted EBITDA – Definition and Reconciliation

© Exa Corporation. All rights reserved.
Exa Corporation
Adjusted EBITDA Reconciliation
(In thousands)
Three Months Ended
Year Ended January 31, April 30,
2008 2009 2010 Restated 2011 Restated 2012 2011 Restated 2012
Net (loss) Income $       (7,514) $       (9,846) $       (1,013) $            395 $        14,456 238 $
Depreciation and amortization 2,043 2,853 2,702 1,562 1,405 323 460
Interest expense, net 1,430 1,218 672 1,411 1,284 270 412
Other (income) expense (15) 71 (12) (10) 213 (66) (66)
Foreign exchange loss (gain) 560 (549) 766 198 106 464 0
Provision for income tax 419 441 521 839 (11,040) 390 (84)
EBITDA (3,077) (5,812) 3,636 4,395 6,424 1,619 733
Non-cash, share based
compensation expense
113 291 1,406 281 636 33 241
Adjusted EBITDA
$       (2,964) $       (5,521) $         5,042 $         4,676 $          7,060 $         1,652 $           974
$
11
Note: To supplement our consolidated financial statements, which are presented on a GAAP basis, we disclose Adjusted EBITDA, a non-GAAP measure that excludes certain amounts. This non-GAAP measure is not in accordance with, or an alternative for, generally accepted accounting principles in the United States. The GAAP measure most comparable to Adjusted EBITDA is GAAP net income (loss). A reconciliation of this non-GAAP financial measure to the corresponding GAAP measure is included above.
We define EBITDA as net income (loss), excluding depreciation and amortization, interest expense, and other income (expense), foreign exchange gain (loss) and provision for income taxes. We define Adjusted EBITDA as EBITDA, excluding non-cash share-based compensation expense. Our management uses this non-GAAP measure when evaluating our operating performance and for internal planning and forecasting purposes. We believe that this measure helps indicate underlying trends in our business, is important in comparing current results with prior period results, and is useful to investors and financial analysts in assessing our operating performance. For example, management considers
Adjusted EBITDA to be an important indicator of our operational strength and the performance of our business and a good measure of our historical operating trends. However,
Adjusted EBITDA may have limitations as an analytical tool.
The non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of our liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.
In considering our Adjusted EBITDA, investors should take into account the above reconciliation of this non-GAAP financial measure to the comparable GAAP financial measure of net income (loss) that is presented in this “Summary Consolidated Financial Information” in our registration statement on Form S-1 filed with the SEC.

Ground Transportation Applications 28 © Exa Corporation. All rights reserved.